                                                                   EXHIBIT 10.21


                             SALON INTERNET, INC.

                            AMENDMENT NUMBER TWO TO

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


     This Amendment Number Two ("Amendment Two") to the Series A Preferred Stock Purchase Agreement dated December 22, 1995, as amended by Amendment Number One to Series A Preferred Stock Purchase Agreement dated August 2, 1996 ("Amendment One"), is entered into as of February 6, 1997, by and among Salon Internet, Inc. (the "Company"), a California corporation, and Adobe Ventures L.P. and H&Q Salon Investors, L.P. (the "Purchasers") (the Stock Purchase Agreement and Amendment One are collectively referred to as the "Stock Purchase Agreement" hereinafter). Unless specifically designated otherwise, the capitalized terms herein shall have the same meanings given them in the Stock Purchase Agreement.

                                   RECITALS
                                   --------

     A. The Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Stock Purchase Agreement to provide for a third closing and to provide for the sale and issuance of an additional 3,000,000 shares of the Company's Series A Preferred Stock to the Purchasers in the amounts as set forth on the Schedule of Purchasers attached as Exhibit A-2
                                                                   -----------
hereto.

     B. The Company and the Purchasers wish to amend the Stock Purchase Agreement to provide for a third closing.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree to amend certain provisions of the Stock Purchase Agreement as set forth below:

     1.   Section 1.1 is amended and restated to read in full as follows:

          1.1  Authorization; Filing of Articles of Incorporation. The Company
               --------------------------------------------------
has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 5,000,000 shares of its Series A Preferred Stock, (the "Series A Shares"), having the rights, preferences and privileges as set forth in the form of the Amended and Restated Articles of Incorporation of the Company (the "Articles of Incorporation") attached to the Stock Purchase Agreement as Exhibit
                                                                         -------
B, as amended by the amendment to the Articles of Incorporation attached hereto
-
as Exhibit B-2.
   -----------

     2.   Section 2.1 is amended and restated to read in full as follows:

          2.1  Closing Date.  The closing comprising the purchase by the
               ------------
Purchasers and sale by the Company of 1,700,000 shares of Series A Shares was held at the offices of Gray Cary Ware & Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94301 on December 22, 1995 (the "First Closing"). A second closing comprising the purchase by the Purchasers and the sale by the Company of a total of an additional 300,000 shares of its Series A Shares was held at the offices of Gray Cary Ware & Freidenrich on August 2, 1996 (the "Second Closing"). In addition, subject to mutual agreement of the Company and the Purchasers, there may be a third closing comprising the purchase by the Purchasers and the sale by the Company of a total of an additional 3,000,000 shares of the Company's Series A Shares (the "Third Closing"). The First Closing, Second Closing and Third Closing referred to in this Section 2.1 each shall be hereinafter referred to as the "Closing" and the date of the Closing is hereinafter referred to as the "Closing Date."

     3. A new Section 2.3 is added to the Stock Purchase Agreement to read in full as follows:

          2.2  Third Closing Date.  The Third Closing comprising the purchase
               ------------------
by the Purchasers and sale by the Company of 3,000,000 Series A Shares shall be held at the offices of Gray Cary Ware and Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94301 on February 6, 1997, or at such other time and place as the Company and the Purchasers may agree in writing.

     4. Section 3.4 of the Stock Purchase Agreement shall be amended and restated to read as follows:

          3.4  Capitalization.  The authorized capital stock of the Company is
               --------------
10,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, of which 5,000,000 have been designated Series A Preferred Stock and 5,000,000 have been designated Series A-1 Preferred Stock. There are issued and outstanding 750,000 shares of the Company's Common Stock and 2,000,000 shares of Series A Preferred Stock. The holders of record of the presently issued and outstanding Common Stock, Preferred Stock and options to purchase Common Stock immediately prior to the Closing are as set forth on Exhibit E-2. All such issued and
                                         -----------
outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The holders of any and all rights, options, warrants or conversion rights to purchase or acquire from the Company any of its capital stock, along with the number of shares of capital stock issuable upon exercise of such rights, are set forth in Exhibit E-2
                                                              -----------
hereto. The Company has reserved at least 5,000,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock and 3,750,000 shares of Common Stock for future issuance to employees, consultants, officers or directors under stock or other option plans or arrangements approved by the Board of Directors. Except for such rights, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding between any persons or entities, which affects or relates to the voting or giving of written consents with respect to any securities.

     5. Section 3.5(a) of the Stock Purchase Agreement shall be amended and restated to read in full as follows:

     "(a) Corporate Action.  All corporate action on the part of the Company,
          ----------------
its officers, directors and shareholders necessary for the sale and issuance of the Series A Shares, the issuance of the Common Stock issuable upon conversion of the Series A Shares and the performance of the Company's obligations hereunder and under the Rights Agreement has been taken or will be taken prior to the Closing. The Company has duly reserved an aggregate of 5,000,000 shares of Common Stock for issuance upon conversion of the Series A Shares."

     5.   Exhibit B, the Articles of Incorporation, are amended as set forth on
          ---------
Exhibit B-2 attached hereto.
-----------

     6.   Exhibit C, the Schedule of Exceptions, is amended and restated to read
          ---------
as set forth on Exhibit C-2 attached hereto.
                -----------

     7.   Exhibit E, the List of Stockholders and Optionholders, is amended and
          ---------
restated to read as set forth on Exhibit E-2 attached hereto.
                                 -----------

     8.   Exhibit F, the List of Material Contracts, is amended and restated to
          ---------
read as set forth on Exhibit F-2 attached hereto.
                     -----------

     9. This Amendment Two shall inure to the benefit of the successors and assigns of the Company and the Purchasers.

     10. This Amendment Two shall be construed under the laws of the State of California as it applies to agreements between California residents, entered into and to be performed entirely within California.

     11. This Amendment Two may be executed in multiple counterparts, each of which when so executed shall be deemed an original, and all counterparts shall constitute but one and the same instrument.

     12. Except as amended hereby, the Stock Purchase Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment Two as of the day and year first above written.

                              SALON INTERNET, INC.



                              By: /s/ Michael O'Donnell
                                 ---------------------------------------
                                   Michael O'Donnell, President

                              ADOBE VENTURES L.P.

                              By: Its General Partner,
                                  H&Q Adobe Ventures Management L.P.,

                              By: Its General Partner,
                                  H&Q Adobe Ventures Management Corp.,

                              By: Its President,
                                  Standish O'Grady


                              By: /s/ Standish O'Grady
                                 ---------------------------------------
                              Title: President
                                    ------------------------------------


                              H&Q SALON INVESTORS, L.P.



                              By: /s/ Standish O'Grady
                                  --------------------------------------
                              Title: President
                                     -----------------------------------

                                 EXHIBIT A - 2
                                 -------------

                            Schedule of Purchasers

                                 Third Closing


THIRD CLOSING PURCHASER

 Name                              No. of Shares       Purchase Price
 ---------------------------       -------------       --------------
Adobe Ventures L.P.                    2,250,000           $2,250,000

c/o Hambrecht & Quist
Attn: Standish O'Grady
One Bush Street
San Francisco, CA 94104

H&Q Salon Investors, L.P.                750,000              750,000

c/o Hambrecht & Quist
Attn: Standish O'Grady
One Bush Street
San Francisco, CA 94104

                                         -------              -------
TOTAL                                  3,000,000           $3,000,000

                                  EXHIBIT B-2
                                  -----------

                           Certificate of Amendment
                                      to
               Amended and Restated Certificate of Incorporation
                                      of
                             Salon Internet, Inc.

                                  EXHIBIT C-2
                                  -----------

                            Schedule of Exceptions

                                 Third Closing


     Pursuant to Section 3 of the Series A Preferred Stock Purchase Agreement dated December 22, 1995 (the "Agreement"), as amended in August 1996 and February 1997, between Salon Internet, Inc. (the "Company") and the purchasers listed on the Schedule of Purchasers attached to the Agreement as Exhibit A, the
                                                                  ---------
Company hereby delivers this Schedule of Exceptions (the "Schedule"). The section numbers in the Schedule correspond to the section numbers in the Agreement. Any information disclosed under any section in the Schedule is deemed to be disclosed and incorporated in any other section of the Schedule where such disclosure would be appropriate. Capitalized terms used in the Schedule, unless otherwise specified, have the same meanings given them in the Agreement.


3.7  Patents, Trademarks, etc.  Pursuant to Letter Agreements between the
     -------------------------
     Company and Borders, Inc. dated December 13, 1995 and November 11, 1996 (the "Borders Agreements"), the Company has granted Borders, Inc. an exclusive license to reproduce, distribute and display certain written reviews created by the Company during the term of the Borders Agreements.

3.10 Litigation, etc.  The Company terminated an employee in late 1996.  In
     ----------------
     December 1996, the Company received a letter from this ex-employee indicating the ex-employee intended to sue the Company for wrongful termination unless the Company paid the ex-employee $5,000. After consulting with counsel, the management of the Company concluded that the ex-employee had no basis for a wrongful termination claim and in January 1997 communicated this to the ex-employee.

3.16 Financial Statements.  The Company has delivered to Purchasers the
     --------------------
     unaudited balance sheets and related statements of operations and cash flow as of November 30, 1996 and for the eleven month period then ended. Such financial statements shall be the "Financial Statements" for purposes of
     Section 3.16 of the Agreement and the Third Closing, and the representations made as of October 31, 1995 in Section 3.16 of the Agreement and November 30, 1995 in Section 3.17 of the Agreement shall be made as of November 30, 1996 for purposes of the Third Closing.

3.18 Outstanding Indebtedness.  The Company has indebtedness incurred in the
     ------------------------
     ordinary course of business, which in the aggregate does not exceed $25,000 as of January 25, 1997.

3.22 Employee Benefit Plans.  The Company's only "employee benefit plan" is the
     ----------------------
     Salon Internet, Inc. 401(k) Plan (the "Plan"). The Company makes no contributions the Plan. The Company's Board of Directors has also approved the Salon Internet, Inc. 1995 Stock

     Option Plan.

                                  EXHIBIT E-2
                                  -----------

                    List of Stockholders and Optionholders

                                 Third Closing

                      HOLDERS OF OUTSTANDING COMMON STOCK
                      -----------------------------------

                                                       Number
                                                         of
          Name                                         Shares
          ----                                         ------
     David Talbot                                      600,000
     David Zweig                                       150,000
                                                       -------

     TOTAL                                             750,000

                     HOLDERS OF OUTSTANDING PREFERRED STOCK
                     --------------------------------------

                                                       Number
                                                         of
          Name                                         Shares
          ----                                         ------
     Adobe Ventures L.P.                             1,500,000
     H&Q Salon Investors, L.P.                         500,000
                                                     ---------

     TOTAL                                           2,000,000

                  HOLDERS OF OPTIONS TO PURCHASE COMMON STOCK
                  -------------------------------------------


          Name                                         Shares
          ----                                         ------

     Michael O'Donnell                                 520,000
     A. S. Ross                                        280,000
     Mignon Khargie                                    260,000
     Gary Kamiya                                       240,000
     Dan Schafer                                       100,000
     Darlene Townsend                                   90,000
     Scott Rosenberg                                   100,000
     Elizabeth Kairys                                   60,000
     Laura Miller                                      100,000
     Joyce Millman                                      50,000

     Dwight Garner                                      50,000
     Bonni Hamilton                                     55,000
     Cynthia Joyce                                      30,000
     Suzette Lalime                                     15,000
     Tyson Vaughan                                      10,000
     Marc Wernick                                       85,000
     Karen Templar                                      20,000
     Gary Kaufman                                       10,000
     Steve Michel                                       15,000
     Mary Beth Williams                                 20,000
                                                     ---------

          TOTAL                                      2,460,000

                                  EXHIBIT F-2
                                  -----------

                          List of Material Contracts


1. Letter Agreement between Salon Internet, Inc. and Borders, Inc. dated December 13, 1995

2. WebGenesis, Inc. Agreement between Salon Internet, Inc. and WebGenesis, Inc. dated December 7, 1995.

3. Common Stock Purchase Agreement between Salon Internet, Inc. and David Zweig dated July 5, 1995.

4. Common Stock Purchase Agreement between Salon Internet, Inc. and David Talbot dated July 5, 1995.

5. Apple Computer, Inc. Agreement for Consulting Services between Apple Computer, Inc. and Salon Internet, Inc. dated August 3, 1995.

6. Apple Computer, Inc. Agreement for Consulting Services between Apple Computer, Inc. and Salon Internet, Inc. dated October 13, 1995.

7. Letter Agreement between Salon Internet, Inc. and Borders, Inc. dated November 11, 1996

8. Employment Letter Agreement with Michael O'Donnell dated November 1996 (provides for severance payments).

9. Employment Letter Agreement with Don George dated January 1997 (provides for severance payments)

10. The Company has the following standard agreements with its employees and consultants: proprietary rights agreements and option agreements.